ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 20, 2016

To the Statutory Prospectus dated April 30, 2016, as supplemented and/or amended on July 1, 2016

Effective December 20, 2016, the Funds statutory prospectus dated April 30, 2016, as supplemented and/or amended (the “Prospectus”), is revised as follows:

On page 44 of the Prospectus, the sub-section entitled “Who May Purchase Units” within the section entitled “How to Invest” is deleted in its entirety and replaced with the following:

Who May Purchase Units

Units of any of the six Funds may be purchased or held by the following as determined at the time the account is opened:

1. General Electric (“GE”) employees;

2. GE retirees;

3. GE Board members;

4. GE or its subsidiaries;

5. Surviving un-remarried spouses of GE employees, GE retirees or GE Board members;

6. Immediate family members of GE employees, GE retirees, GE Board members or Fund Trustees, including immediate family members of unitholders who are former GE employees or GE Board members;

7. Trusts for the sole benefit of (a) GE employees, (b) GE retirees, or (c) GE Board members, or immediate family members of (a), (b), or (c);

8. Estate planning vehicles for the benefit of lineal descendants (such as grandchildren and great-grandchildren) of GE employees, GE retirees, or GE Board members;

9. The Trustees of the Funds; and

10. Such others as the Trustees of the Funds may permit.

Immediate family is defined as a parent, spouse of parent, spouse, brother, sister, child, spouse of child, or grandchild (including blood, step, and adoptive relationships).

Residency Requirement

In order to be eligible to open an account with the Funds, an investor must be a legal resident of the United States (including the U.S. Virgin Islands and Puerto Rico), unless otherwise approved by the Funds’ distributor, State Street Global Markets, LLC (“SSGM” or “Distributor”). The Distributor and/or the Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains to non-U.S. residents in a check mailed to them; and (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident.

This Supplement should be retained with your

Prospectus for future reference.